AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 22, 1997.

                                                           Registration No. 333

       ========================================================================


                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM S-3
                             REGISTRATION STATEMENT UNDER
                              THE SECURITIES ACT OF 1933
                        -------------------------------------

                                   PHOTRONICS, INC.
                (Exact name of registrant as specified in its charter)
                     Connecticut                                  06-0854886
           (State or other jurisdiction of                (I.R.S. Employer
            incorporation or organization)           Identification Number)

                        -------------------------------------
                              1061 East Indiantown Road
                               Jupiter, Florida  33477
                                    (561) 745-1222
                           (Address, and telephone number,
                     of Registrant's principal executive offices)
                    ---------------------------------------------
                               Jeffrey P. Moonan, Esq.,
                      Senior Vice President and General Counsel
                              1061 East Indiantown Road
                               Jupiter, Florida  33477
                                    (561) 745-1222
                                 Fax: (561) 747-1432
             (Name, address, including zip code, and telephone number of agent for service)
				---------------------------
                                      Copies to:
       Steven L. Wasserman, Esq.                      Keith F. Higgins, Esq.
         Reid & Priest LLP                               Ropes & Gray
        40 West 57th Street                         One International Place
	New York, New York  10019               Boston, Massachusetts  02110
             (212) 603-2000                               (617) 951-7000
          Fax: (212) 603-2001                           Fax: (617) 951-7050
				----------------------------
          Approximate date of commencement of proposed sale to the public:
                    AS SOON AS PRACTICABLE AFTER THE REGISTRATION
                             STATEMENT BECOMES EFFECTIVE.
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. []
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [x] File No. 333-26009
         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. []
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. []

                           CALCULATION OF REGISTRATION FEE
      =========================================================================

                                              Proposed
                                              maximum    Proposed
        Title of each                         offering    maximum    Amount of
          class of                             price     aggregate   registrat
        securities to        Amount to          per      offering     ion fee
        be registered      be registered      unit(1)    price (1)      (1)
       --------------     -----------------    ------   ----------   --------
       Convertible
       Subordinated
       Notes due 2004      $17,250,000(2)       100%    $17,250,000  $5,227.27

       Common Stock,
       $.01 par value           (3)              --        --            --
      =========================================================================
      (1)  The filing fee  has been calculated  pursuant to Paragraphs  (a) and
           (i) of Rule 457 promulgated under the Securities Act of 1933.
      (2)  Includes $2,250,000  aggregate principal amount of  Notes subject to
           Underwriters' over-allotment option.
      (3) Such presently indeterminable number of shares of Common Stock as may be or become deliverable upon conversion of the Notes being registered thereby.
         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that
      this  Registration   Statement  shall  thereafter   become  effective  in
      accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The contents of the Registration Statement on Form S-3 filed by Photronics, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") (File No. 333-26009), including each of the documents filed by the Company with the Commission and incorporated by reference therein, pursuant to the Securities Act of 1933, as amended, are incorporated by reference into this Registration Statement.

                                       PART II
                        INFORMATION NOT REQUIRED IN PROSPECTUS
      ITEM 16. EXHIBITS.

           All exhibits filed with or incorporated by reference in the Company's Registration Statement (File No. 333-26009) are incorporated by reference into, and shall be deemed a part of, this Registration Statement, except the following which are filed herewith or specifically incorporated by reference herein from the Company's Registration Statement (File No. 333-26009). Where so indicated by footnote, exhibits which were previously filed are incorporated by reference. For exhibits incorporated by reference, the location of the exhibit in the previous filing is indicated in the parentheses.

          5.1   -    Opinion of Reid & Priest LLP.*
          23.1  -    Consent of Deloitte & Touche LLP.*
          23.2  -    Consent of Reid & Priest LLP (Included in Exhibit 5.1).*
          24.1  -    Power of  Attorney (incorporated  by reference  to Exhibit
                     24.1 to the Company's Registration Statement on Form S-3
                     (File No. 333-26009)).

      ------------------------------
      *    Filed herewith

                                      SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Brookfield, State of Connecticut, on the 22nd day of May 1997.


                               PHOTRONICS, INC.


                            By    /s/ Jeffrey P. Moonan
                                  -----------------------------
                                    Jeffrey P. Moonan
                                    Senior Vice President


           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                     TITLE                 DATE
                ---------                     -----                 ----
                    *                    Chairman of the        May 22, 1997
       ---------------------             Board of Directors,
    Constantine S. Macricostas           Chief Executive
                                         Officer and Director
                                         (Principal Executive
                                         Officer)



              *
       ----------------------            President and          May 22, 1997
      Michael J. Yomazzo                 Director


          *
       ------------------                Vice                   May 22, 1997
       Robert J. Bollo                   President/Finance
                                         Chief Financial
                                         Officer
                                         (Principal Financial
                                         and Accounting
                                         Officer)


             *
       -------------------                   Director           May 22, 1997
     Walter M. Fiederowicz


            *
       ----------------------                Director           May 22, 1997
      Joseph A. Fiorita, Jr.


            *
       -----------------------               Director           May 22, 1997
       Yukio Tagawa


       *By:   /s/ Jeffrey P. Moonan                             May 22, 1997
             --------------------
            Jeffrey P. Moonan
            as Attorney-In-Fact

                                  INDEX TO EXHIBITS


      EXHIBIT
      NUMBER   EXHIBIT
      -------  ---------------------------------

      5.1      -  Opinion of Reid & Priest LLP*
      23.1     -  Consent of Deloitte & Touche LLP*
      23.2     -  Consent of Reid & Priest LLP (Included in Exhibit 5.1)*
      24.1     -  Power of Attorney (incorporated by reference to Exhibit 24.1
                  to the Company's Registration Statement on Form   S-3 (File
                  No. 333-26009)).

      -------------------------------
      *    Filed herewith